AMENDMENT NO. 1
TO
UNITHOLDER RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO UNITHOLDER RIGHTS AGREEMENT (this “Amendment”) is made as of October 15, 2007 by and among Genesis Energy, L.P., a Delaware limited partnership (the “Partnership”), Davison Petroleum Products, L.L.C., a Louisiana limited liability company, Davison Transport, Inc., a Louisiana corporation, Transport Company, an Arkansas corporation, Davison Terminal Service, Inc., a Louisiana corporation, and Sunshine Oil and Storage, Inc., a Louisiana corporation (each a “Unitholder” and collectively the “Unitholders”), Genesis Energy, Inc., a Delaware corporation (the “Company”), and Denbury Gathering & Marketing, Inc., a Delaware corporation (the “GP Stockholder”). The Partnership, the Unitholders, the Company and the GP Stockholder are, collectively, the “Parties”. Any capitalized term used, but not defined, in this Amendment shall have the meaning given such term in the Agreement (defined below).

INTRODUCTION

A. The Parties entered into the Unitholder Rights Agreement dated as of July 25, 2007, (as in effect immediately prior to the date of this Amendment, the “Agreement”).

B. The Parties desire to amend the Agreement as set forth in this Amendment.

In consideration of the premises, the representations and warranties, and the mutual promises made in this Amendment and the Agreement, the Parties agree as follows:

1.
Amendment. Section 3.1 of the Agreement is hereby amended by restating the parenthetical “(and in no event more than 120 days after Closing)” in the fourth line thereof as follows: “(and in no event more than 150 days after Closing)”.

2.
Entire Agreement. This Amendment constitutes the entire agreement and understanding of the Parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

3.
Amendments. No amendment, modification or waiver in respect of this Amendment will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the Parties.

4.
Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original. All signatures need not be on one counterpart.

5.	Governing Law. This Amendment will be governed by and construed in accordance with the law of the State of Delaware (without reference to choice of law doctrine).

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

UNITHOLDERS:

DAVISON PETROLEUM PRODUCTS, L.L.C.

By: __/s/ Steven K. Davison_______
Name: Steven K. Davison
Title:  Manager

                                DAVISON TRANSPORT, INC.

By: __/s/ James E. Davison, Jr.______
Name: James E. Davison, Jr.
Title:  President

TRANSPORT COMPANY

By: __/s/ Steven K. Davison_______
Name: Steven K. Davison
Title:  President

                                  DAVISON TERMINAL SERVICE, INC.

By: /s/ James E. Davison, Jr._
Name: James E. Davison, Jr.
Title:  President

SUNSHINE OIL AND STORAGE, INC.

By: _/s/ James E. Davison_____
Name: James E. Davison
Title:  President

COMPANY:

GENESIS ENERGY, INC.

By: _/s/ Ross A. Benavides______
Name: Ross A. Benavides
Title:  Chief Financial Officer

PARTNERSHIP:

      GENESIS ENERGY, L.P.

           By: Genesis Energy, Inc., its sole general partner

By: __/s/ Grant E. Sims__________
Name: Grant E. Sims
Title: Chief Executive Officer

                              GP STOCKHOLDER:

  DENBURY GATHERING & MARKETING, INC.

                                            By: ____/s/  Mark Allen_______________________
                                Name: Mark Allen
            Title:  Vice President and Chief Accounting Officer